                                                                      EXHIBIT 99


                                                                [AMD LETTERHEAD]

                                                                        CONTACT:
                                                                     Scott Allen
                                                                PUBLIC RELATIONS
                                                                  (408) 749-3311



                      AMD Reports Second Quarter Results


          SUNNYVALE, CA -- JULY 8, 1998 -- AMD today reported a net loss of $64,560,000 on sales of $526,538,000 for its second quarter, ended June 28, 1998. The loss amounted to $0.45 per share.

          Sales declined by 3 percent from the immediate-prior quarter, and by 11 percent from the second quarter of 1997. Sales for the first quarter of 1998 amounted to $540,856,000, which resulted in a net loss of $62,727,000, or $0.44 per share. In the second quarter of 1997, AMD reported sales of $594,561,000, and net income of $9,968,000, or $0.07 per share, diluted.

          For the first six months of 1998, AMD reported total revenues of $1,067,394,000, a decline of 7 percent from the first six months of 1997, and a net loss of $0.89 per share. For the same period a year ago, the company reported revenues of $1,146,560,000, and net income of $22,919,000, or $0.16 per share, diluted.

     "The substantial growth in sales of AMD-K6(R) processors in the just-completed quarter couldn't offset the decline in sales from our Communications Group, our Memory Group, and Vantis(TM), our programmable logic company," said W.J. Sanders III, chairman and chief executive officer. "Weakening demand in the worldwide semiconductor industry, coupled with continued price pressures on flash memory products, produced a substantial decline in revenues from our non-microprocessor business units.

                                     -more-

          "Our Computation Products Group had an excellent quarter," Sanders continued. "Unit shipments of AMD-K6 family processors increased by more than one million units over the immediate-prior quarter to nearly 2.7 million units. We achieved a successful transition to 0.25-micron technology early in the quarter. Approximately 40 percent of unit shipments during the just-completed quarter were products manufactured on 0.25-micron technology. All of our shipments of AMD-K6 processors in the current quarter will be on 0.25-micron technology.

          "On May 28 we successfully introduced our next-generation AMD-K6-2(R) processor family with 3DNow! technology. The AMD-K6-2 processor is our first differentiated processor for Microsoft(R) Windows(R) computing, and features additional new instructions developed by AMD and supported by Microsoft to enhance 3-D imaging and sound. We shipped more than 500,000 AMD-K6-2 processors in the quarter, marking the steepest first-quarter sales ramp of a new processor in AMD history. In response to demand from customers, we are rapidly shifting production to AMD-K6-2 processors. Among others, IBM, Hewlett-Packard and Fujitsu have announced desktop systems based on the AMD-K6-2 processor, and we expect additional top-tier manufacturers to follow.

          "Today, the world's top three and five of the top 10 manufacturers of desktop PCs are now offering systems powered by AMD processors. We are continuing efforts to expand our customer base to absorb the significant increases in output we plan to achieve during the remainder of the year," Sanders concluded.

CAUTIONARY STATEMENT

          Investors are cautioned that all forward-looking statements of management's expectations involve risks and uncertainties that could cause actual results to differ materially from current expectations.


                                     -more-

          Any forward-looking statements about the AMD-K6 processor involve risks and uncertainties, including whether: the company will be able to significantly increase output of AMD-K6 processors, including higher-performance AMD-K6-2 processors; the company will maintain or increase the current production yields; the company will be successful in expanding its customer base; customer demand for the AMD-K6 processors will continue at current or greater levels; and worldwide economic conditions, including the economic conditions in Asia, will change and affect demand for microprocessors and other integrated circuits. Investors are urged to consult the risks and uncertainties detailed in the company's reports filed with the Securities and Exchange Commission.

ABOUT AMD

          AMD is a global supplier of integrated circuits for the personal and networked computer and communications markets. AMD produces processors, flash memories, programmable logic devices, and products for communications and networking applications. Founded in 1969 and based in Sunnyvale, California, AMD had revenues of $2.4 billion in 1997. (NYSE: AMD).

                                     --30--



WORLD WIDE WEB: Press announcements and other information about AMD are available on the Internet via the World Wide Web. Type http:/www.amd.com at the URL prompt.




3DNOW! AND VANTIS ARE TRADEMARKS OF  ADVANCED MICRO DEVICES, INC.

AMD-K6, AMD-K6-2, AMD, the AMD logo and combinations thereof are registered trademarks of Advanced Micro Devices, Inc.

Microsoft and Windows are a registered trademarks of Microsoft Corporation

ADVANCED MICRO DEVICES, INC.
CONSOLIDATED BALANCE SHEETS
(THOUSANDS)

                                                                   June 28,               December 28,
                                                                     1998                     1997
                                                                  (Unaudited)               (Audited)
------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------
Current assets:
     Cash, cash equivalents and short-term investments           $   692,443              $   467,032
     Accounts receivable, net                                        239,602                  329,111
     Inventories                                                     171,633                  168,517
     Deferred income taxes                                           168,841                  160,583
     Prepaid expenses and other current assets                        55,135                   50,024
------------------------------------------------------------------------------------------------------
             Total current assets                                  1,327,654                1,175,267

Property, plant and equipment, net                                 2,163,009                1,990,689
Investment in joint venture                                          201,560                  204,031
Other assets                                                         166,361                  145,284
------------------------------------------------------------------------------------------------------
                                                                 $ 3,858,584              $ 3,515,271
======================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------
Current liabilities:
     Notes payable to banks                                      $     5,027              $     6,601
     Accounts payable                                                340,911                  359,536
     Accrued compensation and benefits                                82,266                   63,429
     Accrued liabilities                                             142,574                  134,656
     Income tax payable                                               16,787                   12,676
     Deferred income on shipments to distributors                     81,284                   83,508
     Current portion of long-term debt and capital
       lease obligations                                             123,257                   66,364
------------------------------------------------------------------------------------------------------
             Total current liabilities                               792,106                  726,770

Deferred income taxes                                                  5,461                   96,269
Long-term debt and capital lease obligations,
  less current portion                                             1,142,568                  662,689

Stockholders' equity:
     Capital stock:
         Common stock, par value                                       1,445                    1,428
     Capital in excess of par value                                1,044,074                1,018,884
     Retained earnings                                               938,842                1,066,131
     Accumulated other comprehensive income                          (65,912)                 (56,900)
------------------------------------------------------------------------------------------------------
             Total stockholders' equity                            1,918,449                2,029,543
------------------------------------------------------------------------------------------------------
                                                                 $ 3,858,584              $ 3,515,271
=======================================================================================================

Advanced Micro Devices, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Thousands except per share amounts)

                                                 Quarters Ended                                   Six Months Ended
                                                   (Unaudited)                                       (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                      June 28,           Mar. 29,           June 29,            June 28,            June 29,
                                        1998               1998               1997                1998                1997
-------------------------------------------------------------------------------------------------------------------------------
NET SALES                            $  526,538          $ 540,856           $ 594,561          $1,067,394          $1,146,560

Cost of sales                           390,140            423,591             372,266             813,731             721,342
Research and development                139,158            128,120             110,021             267,278             214,929
Marketing, general and
    administrative                      101,198             88,214             102,983             189,412             197,502
-------------------------------------------------------------------------------------------------------------------------------
                                        630,496            639,925             585,270           1,270,421           1,133,773
-------------------------------------------------------------------------------------------------------------------------------
Operating income (loss)                (103,958)           (99,069)              9,291            (203,027)             12,787

Litigation settlement                         -            (11,500)                  -             (11,500)                  -
Interest income and other, net            8,518              5,581               9,718              14,099              23,040
Interest expense                        (17,663)           (12,472)             (9,958)            (30,135)            (19,368)
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes
    and equity in joint venture        (113,103)          (117,460)              9,051            (230,563)             16,459
Provision (benefit) for income
    taxes                               (44,110)           (46,997)              2,630             (91,107)              4,778
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) before equity
    in joint venture                    (68,993)           (70,463)              6,421            (139,456)             11,681

Equity in net income of
    joint venture                         4,433              7,736               3,547              12,169              11,238
-------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                   $   (64,560)         $ (62,727)          $   9,968          $ (127,287)         $   22,919
-------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) PER COMMON
    SHARE
  - Basic                           $    (0.45)         $   (0.44)           $    0.07         $    (0.89)          $     0.16
  - Diluted                         $    (0.45)         $   (0.44)           $    0.07         $    (0.89)          $     0.16
-------------------------------------------------------------------------------------------------------------------------------
Shares used in per share
    calculation
  - Basic                               143,462            142,503             140,255             142,983             139,435
  - Diluted                             143,462            142,503             147,919             142,983             147,335
-------------------------------------------------------------------------------------------------------------------------------

Advanced Micro Devices, Inc.                   INFORMATION ONLY
-------------------------------------------------------------------------------
NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS*
(Includes Pre-Tax FASL Investment Equity Income in Operating Income (Loss))
--------------------------------------------------------------------------------
(Thousands except per share amounts)


                                                   Quarters Ended                                   Six Months Ended
                                                     (Unaudited)                                       (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                        June 28,            Mar. 29,          June 29,           June 28,             June 29,
                                          1998               1998               1997               1998                 1997
---------------------------------------------------------------------------------------------------------------------------------
NET SALES                               $ 526,538          $ 540,856          $ 594,561          $1,067,394           $1,146,560

Cost of sales                             390,140            423,591            372,266             813,731              721,342
Income from equity
    investment in FASL                     (7,416)           (15,988)            (7,256)            (23,404)             (19,738)
Research and development                  139,158            128,120            110,021             267,278              214,929
Marketing, general and
    administrative                        101,198             88,214            102,983             189,412              197,502
---------------------------------------------------------------------------------------------------------------------------------
                                          623,080            623,937            578,014           1,247,017            1,114,035
---------------------------------------------------------------------------------------------------------------------------------
Operating income (loss)                   (96,542)           (83,081)            16,547            (179,623)              32,525

Litigation settlement                           -            (11,500)                 -             (11,500)                   -
Interest income and other, net              8,518              5,581              9,718              14,099               23,040
Interest expense                          (17,663)           (12,472)            (9,958)            (30,135)             (19,368)
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes        (105,687)          (101,472)            16,307            (207,159)              36,197
Provision (benefit) for income
    taxes                                 (44,110)           (46,997)             2,630             (91,107)               4,778
Provision for taxes on equity
    income in FASL                          2,983              8,252              3,709              11,235                8,500
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                      $  (64,560)         $ (62,727)         $   9,968          $ (127,287)          $   22,919
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) PER COMMON
    SHARE
  - Basic                              $    (0.45)         $   (0.44)         $    0.07          $    (0.89)          $     0.16
  - Diluted                            $    (0.45)         $   (0.44)         $    0.07          $    (0.89)          $     0.16
---------------------------------------------------------------------------------------------------------------------------------
Shares used in per share
    calculation
  - Basic                                 143,462            142,503            140,255             142,983              139,435
  - Diluted                               143,462            142,503            147,919             142,983              147,335
---------------------------------------------------------------------------------------------------------------------------------

* The above statements of operations are not in accordance with generally accepted accounting principles (GAAP) in that the pre-tax equity income of FASL has been reclassified and included in the determination of operating income (loss). Net income (loss) and related net income (loss) per common share amounts are the same as those reported under GAAP.

                                      AMD
                            SELECTED CORPORATE DATA
                                  (UNAUDITED)


PRODUCT LINE BREAKDOWN                   Q2 '98                         Q1 '98                          Q2 '97
----------------------          -----------------------         -----------------------         -----------------------
                                % OF SALES      REVENUE         % OF SALES      REVENUE         % OF SALES      REVENUE
----------------------------    ----------      -------         -----------     -------         ----------      -------
Communications Group
(CPD, EPD, NPD)                    23          $123M                 28          $149M              31           $183M

Vantis (PLD)                       10            52M                 10            56M              10             57M

Memory Group (MG)                  25           132M                 31           167M              30            181M

Computation Products Group
(CMD, PPD, TMD)                    42           220M                 31           169M              29            174M

-----------------------------------------------------------------------------------------------------------------------
OTHER DATA                               Q2 '98                         Q1 '98                          Q2 '97
----------                               ------                         ------                          ------
Depreciation
and Amortization                      $   113M                       $   112M*                        $    94M

Capital Additions                         314M                           181M*                            160M

Headcount                               13,313                         12,936                           12,382
-----------------------------------------------------------------------------------------------------------------------
International Sales                         48%                            55%                              54%

* Restated from Q1 '98.